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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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       Date of Report (Date of Earliest Event Reported): December 15, 2000

                             THE GRAND UNION COMPANY
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)





        0-26602                                        22-1518276
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(Commission File Number)                   (I.R.S. Employer Identification No.)

201 WILLOWBROOK BOULEVARD
WAYNE, NEW JERSEY                                              07470
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(Address of Principal Executive offices)                     (Zip Code)

                                 (973) 890-6000
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)
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NY2:\994547\01\50318.0009
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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

Exhibit No.                Exhibit
-----------                -------

99.1                       Monthly Operating Reports.

ITEM 9.           REGULATION FD DISCLOSURE

                  On December 15, 2000, pursuant to the guidelines of the Office of the United States Trustee (the "U.S. Trustee"), The Grand Union Company, which filed a voluntary chapter 11 petition in the United States Bankruptcy Court in Newark, New Jersey on October 3, 2000, filed with the U.S. Trustee an unaudited (i) statement of operations for the 28 days and 40 days ended November 11, 2000, (ii) balance sheet as at October 2, 2000 and November 11, 2000 and
(iii) statement of accounts receivable as at November 11, 2000 (collectively, the "Monthly Operating Reports"). A Copy of the Monthly Operating Reports is furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.









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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          THE GRAND UNION COMPANY


Date:    December 19, 2000.               By: /s/ Glenn J. Smith
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                                          Glenn J. Smith
                                          Senior Vice President






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                                  EXHIBIT INDEX

Exhibit No.                Exhibit
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99.1                       Monthly Operating Reports.











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